EXHIBIT 10.3

FIRST AMENDMENT

TO

AGREEMENT OF LIMITED PARTNERSHIP

OF

EPE UNIT L.P.

Dated as of

August 7, 2007

This First Amendment (this “Amendment”) to the Agreement of Limited Partnership (the “Partnership Agreement”) of EPE Unit L.P., a Delaware limited partnership (the “Partnership”), is made and entered into effective as of August 7, 2007, pursuant to the terms of the Partnership Agreement and in accordance with Section 12.05 thereof.

 SECTION 1. AMENDMENTS.

(a) Section 1.01. Section 1.01 is hereby amended to amend and restate the following definition:

“Adjustment Date” means (i) the date on which any distributions are made pursuant to Section 5.03, but no later than the fifth Business Day following the payment date for each distribution made by EPE with respect to EPE Units, and (ii) as soon as practicable following the receipt of proceeds by the Partnership from the disposition of EPE Units, but no later than the fifth Business Day following the receipt of any proceeds by the Partnership from the disposition of EPE Units.

Section 2. RATIFICATION OF PARTNERSHIP AGREEMENT. Except as expressly modified and amended herein, all of the terms and conditions of the Partnership Agreement shall remain in full force and effect.

Section 3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR CONSTRUCTION OF THIS AGREEMENT TO THE LAWS OF ANOTHER JURISDICTION.

[Signature Page Follows]

IN WITNESS WHEREOF, the General Partner has executed this Agreement as of the date first set forth above.

GENERAL PARTNER:	EPCO, INC.
	By:	/s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President

CLASS A LIMITED PARTNER:	DUNCAN FAMILY INTERESTS, INC.
	By:	/s/ Michael G. Morgan
Michael G. Morgan
President

CLASS B LIMITED PARTNER:	Pursuant to Powers of Attorney executed in
favor of, and granted and delivered to the
General Partner

By: EPCO, INC. (As attorney-in-fact for the Class B Limited Partners pursuant to powers of attorney)

By: /s/ Richard H. Bachmann Richard H. Bachmann Executive Vice President

First Amendment to Agreement of Limited Partnership of EPE Unit L.P.